CERTIFICATE OF DESIGNATION

of

SERIES C REDEEMABLE 5% CUMULATIVE PREFERRED STOCK

of

PEASE OIL AND GAS COMPANY

Pursuant to Section 78.1955 of the General Corporation Law of
the State of Nevada

        Pease Oil and Gas Company, a Nevada corporation (the “Company”), certifies that pursuant to the authority contained in its Articles of Incorporation, as amended, and in accordance with the provisions of Section 78.1955 of the General Corporation Law of the State of Nevada, its Board of Directors (the “Board of Directors”) has adopted the following resolution creating a series of Preferred Stock, par value $0.01 per share, designated as Series C Redeemable 5% Cumulative Preferred Stock:

        RESOLVED, that a series of the class of authorized Preferred Stock, par value $0.01 per share, of the Company be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         1.  Designation and Amounts.

        The shares of such series shall be designated as the “Series C Redeemable 5% Cumulative Preferred Stock” (the “Series C Preferred Stock”) and the number of shares initially constituting such series shall be 99,503, which number may be decreased (but not increased) by the Board of Directors without a vote of the stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series C Preferred Stock. The Series C Preferred Stock shall rank senior to the $0.10 par value common stock (“Common Stock”) of the Company with respect to both the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up.

        2. Dividends.

        (a) The holders of the Series C Preferred Stock shall be entitled to receive, out of any assets legally available therefor, cumulative dividends at the rate of $2.50 per share per annum, commencing April 1, 2001, and payable quarterly in arrears beginning on June 30, 2001 and on each succeeding September 30, December 31, March 31 and June 30 of each year, when and as declared by the Board of Directors, in preference and priority to any payment of any dividend on the Common Stock or any other class or series of stock of the Corporation while any of the Series C Preferred Stock is outstanding. Such dividends shall accrue on any given share from April 1, 2001 and shall accrue from day to day thereafter whether or not earned or declared. If at any time dividends on the outstanding Series C Preferred Stock, at the rate set forth above, shall not have been paid or declared and set apart for payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the shares of any other class or series of stock of the Corporation. Redemption of the Series C Preferred Stock shall not effect any holder’s right to receive any accrued but unpaid dividends on the Series C Preferred Stock.

        3. Liquidation Preference.

        (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of any other class or series of shares, the amount of $50 per share plus any accrued but unpaid dividends (the “Liquidation Preference”).

        (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed a liquidation, dissolution or winding up within the meaning of this Section 3 unless, following the consolidation or merger, or the sale of all or substantially all of the assets of the Corporation, the holders of the Series C Preferred Stock are no longer entitled to the Liquidation Preference.

        4. Conversion.The holders of the Series C Preferred Stock shall have no right to convert the Series C Preferred Stock into any other right or security.

        5. Mandatory Redemption.

        (a) On December 31, 2005 (the “Mandatory Redemption Date”), the Corporation shall redeem all of the outstanding shares of the Series C Preferred Stock at a redemption price equal to the Liquidation Preference (the “Mandatory Redemption Price”).

        (b) At least 30 days prior to the Mandatory Redemption Date, written notice (the “Mandatory Redemption Notice”) shall be mailed, first class postage prepaid, by the Corporation to each holder of record of the Series C Preferred Stock, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption which is to be effected, the Mandatory Redemption Date, the Mandatory Redemption Price, the place at which payment may be obtained and calling upon each such holder to surrender to the Corporation, in the manner and at the place designated, a certificate or certificates representing the total number of shares of Series C Preferred Stock held by such holder. On or after the Mandatory Redemption Date, each holder of Series C Preferred Stock shall surrender to the Corporation the certificate or certificates representing the shares of Series C Preferred Stock owned by such holder as of the Mandatory Redemption Date, in the manner and at the place designated in the Mandatory Redemption Notice, and thereupon the Mandatory Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled.

        (c) >From and after the Mandatory Redemption Date, unless there shall have been a default in payment of the Mandatory Redemption Price, all rights of the holders of shares which have been redeemed (except the right to receive the Mandatory Redemption Price without interest upon surrender of the certificate or certificates representing such shares) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

        6. Optional Redemption by Corporation.

        (a) At any time from and after the date of issuance of the Series C Preferred Stock until December 31, 2003, the Corporation may at its sole election redeem some or all of the Series C Preferred Stock at a redemption price equal to two-thirds of the Liquidation Preference ($33.33 per share, hereafter the “Corporation’s Optional Redemption Price”). If the Corporation elects to redeem less than all of the Series C Preferred Stock, each such redemption shall be made pro rata from the holders of all outstanding Series C Preferred Stock.

        (b) At least 30 days prior to the date on which the Corporation intends to redeem the Series C Preferred Stock pursuant to this Section (the “Corporation’s Optional Redemption Date”), written notice (the “Corporation’s Optional Redemption Notice”) shall be mailed, first class postage prepaid, by the Corporation to each holder of record of the Series C Preferred Stock, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption which is to be effected, whether some or all shares will be redeemed, the Corporation’s Optional Redemption Date, the Corporation’s Optional Redemption Price, the place at which payment may be obtained and calling upon each such holder to surrender to the Corporation, in the manner and at the place designated, a certificate or certificates representing the total number of shares of Series C Preferred Stock held by such holder. On or after the Corporation’s Optional Redemption Date, each holder of Series C Preferred Stock shall surrender to the Corporation the certificate or certificates representing the shares of Series C Preferred Stock owned by such holder as of the Corporation’s Optional Redemption Date, in the manner and at the place designated in the Corporation’s Optional Redemption Notice, and thereupon the Corporation’s Optional Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. If fewer than all shares are to be redeemed, the Corporation shall, as of the date of the redemption, issue and deliver to the appropriate holder, certificates representing the shares of Series C Preferred Stock not redeemed.

        (c) >From and after the Corporation’s Optional Redemption Date, unless there shall have been a default in payment of the Corporation’s Optional Redemption Price, all rights of the holders of the shares which have been redeemed (except the right to receive the Corporation’s Optional Redemption Price without interest upon surrender of the certificate or certificates representing such shares) shall cease with respect to such shares, and the shares redeemed shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

        (d) Notwithstanding any other terms or provisions applying to the Series C Preferred Stock, the Corporation and any holder of Series C Preferred Stock ( a “Consenting Holder”) may, without consent of any other holder, agree to redemption or conversion of the Series C Preferred Stock held by the Consenting Holder by the Corporation on such terms as they may agree, provided that the other holders of outstanding Series C Preferred Stock are not adversely affected.

        7. Other Provisions. For all purposes of this Designation, the term "date of issuance" shall mean the day on which shares of the Series C Preferred Stock are first issued by the Corporation. Any provision herein which conflicts with or violates any applicable usury law shall be deemed modified to the extent necessary to avoid such conflict or violation.

        8. Restrictions and Limitations. The Corporation shall not undertake the following actions without the consent of the holders of a majority of the Series C Preferred Stock outstanding: (i) modify its Certificate of Designation or Bylaws so as to amend or change any of the rights, preferences, or privileges of the Series C Preferred Stock, (ii) authorize or issue any other preferred equity security senior to or on a parity with the Series C Preferred Stock, or (iii) purchase or otherwise acquire for value any Common Stock or other equity security of the Corporation either junior or senior to or on a parity with the Series C Preferred Stock while there exists any arrearage in the payment of cumulative dividends hereunder.

        9. Voting Rights. Except as provided herein or as provided for by law, the Series C Preferred Stock shall have no voting rights.

        10. Attorneys' Fees.Any holder of Series C Preferred Stock shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with enforcement by such holder of any obligation of the Corporation hereunder.

        IN WITNESS WHEREOF, the Company has caused this Certificate of Designation of Series C Redeemable 5% Cumulative Preferred Stock to be duly executed by its President and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 3rd day of November, 2000.

                                                                             PEASE OIL AND GAS COMPANY

S E A L

                                                                             By: /s/ Patrick J. Duncan
                                                                                    Patrick J. Duncan, President

ATTESTED:

By: /s/ Marilyn L. Adams
             Marilyn L. Adams, Secretary

STATE OF COLORADO                    )
                                                                ) ss.
COUNTY OF MESA                           )

        Subscribed, acknowledged and sworn to before me this 3rd day of November, 2000, by Patrick J. Duncan.

        Witness my hand and official seal.

        My commission expires: 2/16/2003

S E A L

                                                                             By /s/ Laura Sue Bray
                                                                                      Notary Public

STATE OF COLORADO                    )
                                                                ) ss.
COUNTY OF MESA                           )

        Subscribed, acknowledged and sworn to before me this 3rd day of November, 2000, by Marilyn L. Adams.

        Witness my hand and official seal.

        My commission expires: 2/16/2003

S E A L

                                                                             By /s/ Laura Sue Bray
                                                                                      Notary Public